SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 7, 2003

THE AES CORPORATION
 (exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	333-15487 (Commission File No.)	54-1163725 (IRS Employer Identification No.)

1001 North 19th Street, 20th Floor
Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 9. Regulation FD Disclosure

      On August 6, 2003, the registrant filed the press release attached hereto as Exhibit 99.1 and incorporated by reference herein. Also on August 6, 2003, the registrant’s subsidiary, AES Drax Holdings Limited, filed a report on Form 6-K relating to the same subject matter, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: August 7, 2003	By:	/s/ Brian Miller
Name: Title:	Brian Miller Deputy General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT

99.1	Press release dated August 6, 2003 issued by the registrant

99.2	Form 6-K, filed by registrant’s subsidiary, AES Drax Holdings Limited, on August 6, 2003